

Investor Presentation January 2025

AgriFORCE

Sustainable Mining, Infinite Possibilities

Exchange/Ticker: NASDAQCM: AGRI **Industry:** Agricultural Products and Services **Headquarters:** Vancouver, British Columbia **Website:** https://agriforcegs.com

AgriFORCE

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Business Overview

AgriFORCE Growing Systems Ltd. (NASDAQ: AGRI; AGRIW) is a leading technology-driven innovator dedicated to solving critical challenges in data centre operation, agriculture, sustainability, and environmental stewardship. By leveraging advanced technologies and innovative business models focused on sustainability, AgriFORCE aims to deliver value to shareholders while creating lasting benefits for communities and ecosystems. The company has expanded its business dramatically since the third quarter of 2024, consummating three acquisitions in the bitcoin mining and environmental remediation technology spaces.



Jolie Kahn
CEO



David Welch
Chairman of the Board



Barrett Mooney
COO

Market Data

As of January 24, 2025

2025 (post 1-100 reverse split)

Market Cap	$4.1 Million
Stock Price	$2.67
ADV (3-months)	352,156
52 Week High	$70.6

Financial Highlights

As of September 30, 2024

Cash	$1.4 Million
Total Revenues (TTM)	$0.04 Million
Book Value per Share (post 1:100 reverse split)	$7.00

Key Management & Board of Directors

Management	Board of Directors
Jolie Kahn, CEO	David Welch, Chairman of the Board
Barrett Mooney, COO	Elaine Goldwater, Director
Richard Wong, CFO	Amy Griffith, Director
	Richard Levychin, Director
	William John Meekison, Director

News & Press Release

Date	Headline	Source
Jan 23, 2025	AgriFORCE Growing Systems Secures Acquisition of Bitcoin Mining Facility in Columbiana County, Ohio	GlobeNewswire
Jan 21, 2025	AgriFORCE Growing Systems Appoints Dr. Barrett Mooney as its COO, Strengthening Commitment to Technological Innovation in Sustainable Agriculture and Cryptocurrency Mining	GlobeNewswire
Jan 10, 2025	AgriForce Growing Systems Announces Attendance at Microcap Conference	GlobeNewswire
Dec 10, 2024	AgriFORCE Expands Acquisition Strategy with Focus on Sustainability and Digital Innovation	GlobeNewswire
Dec 3, 2024	AgriFORCE Growing Systems Combines Bitcoin Mining and Agriculture to Drive Sustainable Solutions	GlobeNewswire

Alberta (Sturgeon Project)

- On-Site Natural Gas Power 1MW facility in Sturgeon, AB, leveraging an on-site generator with a locked-in 3-year GSA (Gas Supply Agreement) at USD $0.04/kWh and hosting services at an additional CAD \$0.01/kWh.
- Robust Electrical & Remote Control A 4000A switchboard feeds 12 smart PDUs (48 C19 ports and 50 RJ45 ports each), enabling remote power cycling and streamlined miner management.
- High Miner Capacity & Upgradability Space for up to 270 Bitmain S19J Pro miners (or similar) 133 currently operational. Optional custom controller boards boost hash rate by ~15%, with dedicated repair support in Calgary.
- Advanced HVAC & Automation VFD-driven exhaust fans and heat-traced louvers ensure stable temperatures. A WAGO-based control panel with remote HMI allows “lights-out” operations.

Ohio (Bald Eagle Project)

- On-Site Natural Gas Power at 2 location for 2MW and 3MW in Columbiana County, Ohio , leveraging onsite generators (5 in total) with a locked-in 2-year GSA (Gas Supply Agreement) and hosting services at USD $0.04/kWh
- Robust Electrical & Remote Control Three (3) 1250kVA and three (3) 1750KVA 480-416/240V transformers, Complete with networking infrastructure and security cameras enabling remote power cycling and streamlined miner management.
- High Miner Capacity & Upgradability Space for up to 1200 Bitmain S19J Pro miners (or similar) ~900 currently operational.


AgriFORCE

FORWARD LOOKING STATEMENTS

AgriFORCE

This communication contains forward-looking statements related to AgriFORCE Growing Systems Ltd. (the "Company") within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements related to: the Company's leadership team and talent development; the Company's financial and operating guidance and expectations; the Company's business plan, trajectory and expectations in 2025 and beyond, market leadership, competitive advantages, operational and financial results and metrics (and the assumptions related to the calculation of such metrics); the Company's momentum in the company's business strategies, expectations regarding market share, total addressable market, customer value proposition, market penetration, financing activities, financing capacity, product mix, and ability to manage cash flow and liquidity; the growth of the agriculture industry; the Company's ability to manage suppliers, inventory, and workforce; supply chains and regulatory impacts affecting supply chains; factors outside of the Company's control such as macroeconomic trends, public health emergencies, natural disasters, act of war, terrorism, or armed conflict / invasion, and the impacts of climate change; the legislative and regulatory environment of the agriculture industry and the potential impacts of proposed, amended, and newly adopted legislation and regulation on the agriculture industry and our business; the Company's ability to derive value from the anticipated benefits of partnerships, new technologies, and pilot programs.

These statements are not guarantees of future performance; they reflect the Company's current views with respect to future events and are based on assumptions and estimates and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. The risks and uncertainties that could cause the Company's results to differ materially from those expressed or implied by such forward- looking statements include: the Company's continued ability to manage costs and compete effectively; the availability of additional financing on acceptable terms; worldwide economic conditions, including slow or negative growth rates; volatile or rising interest rates; changes in policies and regulations; realizing the anticipated benefits of past or future investments, strategic transactions, or acquisitions, and integrating those acquisitions; the Company's leadership team and ability to retract and retain key employees; changes in the carbon credit market; the availability of rebates, tax credits and other incentives; the availability of components and raw materials; the Company's business plan and the Company's ability to effectively manage the Company's growth and labor constraints; the Company's ability to meet the covenants in the Company's investment funds and debt facilities; factors impacting the solar industry generally, and such other risks and uncertainties identified in the reports that we file with the U.S. Securities and Exchange Commission from time to time. All forward-looking statements used herein are based on information available to us as of the date hereof, and we assume no obligation to update publicly these forward-looking statements for any reason, except as required by law.

BITCOIN MINE POWERED BY STRANDED NATURAL GAS

STURGEON, ALBERTA, CANADA

AgriFORCE

On-Site Natural Gas Power :

1MW facility in Sturgeon, AB, leveraging an on-site generator with a locked-in 3-year PPA at CAD \$0.04/kWh and hosting at an additional CAD \$0.01/kWh.

Robust Electrical & Remote Control

A 4000A switchboard feeds 12 smart PDUs (48 C19 ports and 50 RJ45 ports each), enabling remote power cycling and streamlined miner management.

High Miner Capacity & Upgradability

Space for up to 270 Bitmain S19J Pro miners (or similar) 133 currently operational. Optional custom controller boards boost hash rate by ~15%, with dedicated repair support in Calgary.

Advanced HVAC & Automation

VFD-driven exhaust fans and heat-traced louvers ensure stable temperatures. A WAGO-based control panel with remote HMI allows "lights-out" operations.



ECLIPSE

BITCOIN MINE POWERED BY STRANDED NATURAL GAS

COLUMBIANA COUNTY, OHIO, USA

Bald Eagle Project

- On Site Natural Gas Power at 2 location for 2MW and 3MW in Columbiana County, Ohio , leveraging onsite generators (5 in total) with a locked in 2 year GSA (Gas Supply Agreement) and hosting services at USD $0.04/kWh

- Robust Electrical & Remote Control Three (3) 1250kVA and three (3) 1750KVA 480 416/240V transformers, Complete with networking infrastructure and security cameras enabling remote power cycling and streamlined miner management.

- High Miner Capacity & Upgradability Space for up to 1200 Bitmain S19J Pro miners (or similar) ~900 currently operational.



AgriFORCE

INDOOR FARMING: MARKET SIZE AND DYNAMICS

	No. of Farms	Square Footage	Market Value
Aquatic Plants	277	1,642,080	$ 20,756,332
Bulbs	193	1,306,346	$ 72,766,990
Cuttings, seedlings, liners, and plugs	1,114	35,627,552	$ 585,066,367
Floriculture	18,724	873,290,590	$ 5,888,527,346
Flower Seeds	212	368,593	$ 32,378,251
Greenhouse fruits and berries	673	7,950,774	$ 28,976,671
Greenhouse Tomatoes	6,323	55,180,582	$ 400,286,262
Other greenhouse vegetables	5,268	42,816,149	$ 234,199,741
Sod Harvested			$ 1,011,490,194
Mushrooms	740	37,416,059	$ 1,127,007,448
Nursery stock crops	4,883	258,498,855	$ 5,104,694,108
Tobacco transplants	447	4,487,277	$ 11,442,846
Vegetable seeds	555	4,801,257	$ 155,216,334
Vegetable transplants	1,942	21,527,367	$ 165,845,977
	41,351	1,344,913,481	$ 14,838,654,867

Source: https://www.agcensus.usda.gov/Publications/2012/Full_Report/Volume_1,_Chapter_1_US/st99_1_041_042.pdf

	Square Footage	Market Value
US Greenhouse Vegetable Production	97,996,731	$ 634,486,003
Rest of World Greenhouse Vegetable Production	52,560,554,709	$ 340,306,619,746

Source: https://www.agcensus.usda.gov/Publications/2012/Full_Report/Volume_1,_Chapter_1_US/st99_1_041_042.pdf
Source: http://www.cuestaroble.com/statistics.htm

- An indoor farm is any farm with an element of control to the environment, protecting crops from the outdoors. Greenhouses, hoophouses, vertical farms, container farms, and even some home growing systems are all part of the indoor farming ecosystem.
- Over **40,000** farms growing crops indoors in the US
- Over 1BN square feet of growing area
- These greenhouses produce a market value of **$14.8B** annually
- The US only represents 0.2% of the **$340BN** global greenhouse vegetables market size

Source: https://medium.com/artemis/lets-talk-about-market-size-316842f1ab27

WHY COMBINED WITH BITCOIN MINE OR DATACENTER

COLOCATION IS A KEY TO SUCCESS

Heat and CO_2 regen through an indoor or container farm can offset emissions and lead to year-round cultivation.

Location: Anywhere

Narrative: AgriFORCE has a history in greenhouse design and that expertise could further be used to extend the capabilities of small modular container farms. Adding production facilities co-localized with natural gas sites has been proven to be effective at capturing excess CO_2 and heat to produce year-round local produce.

Similar use cases can be built into heat producing crypto mining server operations.

- Traditional greenhouse companies have started to co-locate or use onsite natural gas power production
- Waste gas is used to heat the greenhouse and excess carbon dioxide is used to enrich the facility and boost production.
- Container farms work best in the same places crypto mining works - places where energy is inexpensive
- In a co-located environment, energy could be syphoned off to mine crypto while generating CO_2 reductions through the production of revenue generating fresh produce

AgriFORCE

CAN HIGHER YIELDS JUSTIFY HIGHER CAPEX INFRASTRUCTURE?

LOW INFRASTRUCTURE COST ← → HIGH INFRASTRUCTURE COST

Conventional Farming



- Land-based, open air, conventional farming. May utilize fertilizers, genetically modified seed stock, or other more conventional measures to increase yield.
- Global market size: $13.1 TR - 2023

Farming Automation



- Agricultural machinery, computer systems, electronics, chemical sensors, and data management to improve equipment operation and decision-making, and ultimately, reduce human input and error.
- Global market size: $6.23 BN – 2023

Precision Agriculture



- Agricultural resource management strategy that collects, processes, and evaluates data and offers insights to help farmers optimize and increase soil quality and productivity.
- Market size: $16.53BN (2028)

Robotic Greenhouses



- Small scale facilities used primarily for research and aesthetic purposes (i.e., botanic gardens) to significantly more large-scale facilities with LED lights, automated control systems, robotic arms, and other technologies.
- Global market size: $350BN (U.S. <1%)

Indoor Vertical Agriculture



- Growing shelves mounted vertically to increase crop yield in limited spaces; shelves often don't require soil and are hydroponic or aeroponic
- Market size: $6.92 BN - 2023

	Conventional Farming	Farming Automation	Precision Agriculture	Robotic Greenhouses	Indoor Vertical Agriculture
Yield	LOW	LOW	LOW-MEDIUM	MEDIUM	HIGH
Capital Costs (Capex)	VERY LOW	LOW-MEDIUM	LOW	MEDIUM	VERY HIGH
Energy consumption (Opex)	LOW	LOW-MEDIUM	LOW-MEDIUM	LOW	HIGH
Water footprint (Opex)	HIGH	HIGH	HIGH	MEDIUM	VERY LOW

ECLIPSE

Source: 2021 Global CEA Census Report.

INDOOR AGRICULTURE COMMANDS MORE $/LB COMPARED TO CONVENTIONAL FELD COUNTERPARTS

AgriFORCE

$7.82

REVENUE PER POUND

Average revenue reported by indoor growers selling leafy greens

$0.50

REVENUE PER POUND

Average leafy greens revenue reported by the handful of outdoor growers that responded to our survey

$0.44

PRICE PER POUND

Average lettuce price (head, leaf, and romaine) for outdoor lettuce growers in 2019, per this USDA report



Crop yields in pounds per square foot
Leafy greens
Microgreens / herbs
Vine crops
Ornamentals
Tomatoes
49.45
27.26
Average: 22.80 lbs.
Average: 10.98 lbs.
Average: 6.89 lbs.
11.72
8.33
9.75
5.82
10.33
5.32
6.50
Mid-tech glass/poly greenhouses
Indoor vertical farms
Container farms



Selected crop revenue per pound
Leafy greens
Tomatoes
Ornamentals
Berries
Microgreens
$12.02
$11.90
$10.30
$8.27
$4.25
$4.44
$4.69
$0.50
High tech glass greenhouses
Mid-tech glass/poly greenhouses
Low tech high
Indoor vertical
Container farms

RCS HYDROXYL RADICA LS



Hydroxyls are the only solution that eliminates Viruses, Bacteria, Mold and VOCs through a natural, chemical-free process that is 100% harmless to humans and plants.

Safely Removes all Mold and Pathogens

RCS reports 99.999% of tested pathogens neutralized,
backed by over 20 years of third-party validated laboratory and field testing.

Bacteria, viruses and mold are neutralized

By the action of hydroxyl radicals generated by our devices. Hydroxyls are natural and all around us and are safe to humans, animals and plants

Neutralizes Volatile Organic Compounds (VOCs)

Hydroxyls ultimately decompose them into harmless small natural (gaseous) molecules such as CO2, H2, N2, O2, or HsO Neutralize toxic inorganic gasses.

RCS HYDROXYL RADICA LS

AgriFORCE RCS Hydroxyl Radicals generators come in 4 main solutions, designed to be integrated into existing air handling and HVAC systems or placed in large indoor areas, transport trailers, and rooms (hotels, Labs, Healthcare).

Safely Removes all Mold and Pathogens

RCS reports 99.999% of tested pathogens neutralized,
backed by over 20 years of third-party validated laboratory and field testing.

Bacteria, viruses and mold are neutralized

By the action of hydroxyl radicals generated by our devices. Hydroxyls are natural and all around us and are safe to humans, animals and plants

Neutralizes Volatile Organic Compounds (VOCs)

Hydroxyls ultimately decompose them into harmless small natural (gaseous) molecules such as CO2, H2, N2, O2, or HsO Neutralize toxic inorganic gasses.



HVAC In-Duct Retro-Fit System

Ideally designed to "retro-fit" into existing HVAC or air handling systems sized by application. Available in 2 or 4 optics



Commercial/Industrial Hydroxy Generator - QuadPro

Industrial and specialized Unit for Large Rooms, Warehouses. Manufacturing Areas. Packing Areas.



Transportation Generator

Unit for material transport such as foods and produce.



Wall Mount System

Ideal for smaller areas, like Rooms, Offices, Hospitals, Nursing Homes and Apartments

MANAGEMENT & BOARD

AgriFORCE

Jolie Kahn

Chief Executive Officer

Seasoned public company C-Suite executive and corporate finance, m&a and securities attorney with over 30 years of experience. Ms. Kahn has been CFO of multiple public companies where she has driven turnaround and growth initiatives. She has also been general counsel to a Nasdaq-listed blockchain and tech company, during her tenure at which she played an integral role in raising financing of over $2 billion. As an attorney, she has specialized in working with Nasdaq and NYSE listed companies in taking companies public, financial reporting, public and private offerings and M&A activities. Ms. Kahn holds a Bachelor of Arts from Cornell University and a J.D. magna cum laude from the Benjamin N. Cardozo School of Law where she was a member of the Law Review.

Barrett Mooney

COO

Dr. Mooney holds a Ph.D. in Agricultural and Biological Engineering from the University of Florida and brings a wealth of experience in leveraging technology to drive sustainable practices. He co-founded and served as CEO of HydroBio Inc., a software company that utilized satellite-driven image analytics to conserve water and maximize crop yields. Under his leadership, HydroBio optimized irrigation for over 250,000 acres, managing 1.5 trillion gallons of water globally before its acquisition by The Climate Corporation, a subsidiary of Monsanto (later acquired by Bayer). At The Climate Corporation, Dr. Mooney led cross-functional teams that employed artificial intelligence and satellite imagery to enhance crop yields and improve sales efficiency.

Richard Wong

Chief Financial Officer

Over 25 years of experience in both start-up and public companies in the consumer goods, fertilizer, manufacturing, and forest industries. Richard has served as the CFO of Emerald Harvest Co., Dan-D Foods, Ltd., was the Director of Finance and CFO of SUGOI Performance Apparel and a partner at First Choice Capital Advisors.

MANAGEMENT & BOARD

AgriFORCE

David Welch

Chairman of the Board

Over 17 years of business experience in a variety of fields on three different continents. In the United States, Mr. Welch's business endeavors includes real estate redevelopment for agricultural, industrial and commercial sectors, consumer packaged goods, media and law In addition to managing an international intellectual property and litigation law practice at Enso Law, L.L.P., Mr. Welch oversees a sustainable and regenerative aquaculture farming project in the Caribbean in partnership with the local government and businesses. Juris Doctorate degree from Loyola Law School, Bachelor of Arts from California State University, Fullerton. Member of the Los Angeles County and American Bar Associations.

Amy Griffith

Director

State & Local Government Relations Senior Leader for the Northeast Region of Wells Fargo Company. Previously, she served as Regional Vice President, Government Relations for TIAA-CREF, a leading provider of financial services with over $1.3 trillion in assets under management.

John Meekison

Director

15 years experience serving in a variety of executive management and CFO roles with both private and public companies, currently serves on the Board of Directors of Telo Genomics Corp. and Adven Inc. Prior to his position at Exro Technologies Inc., Mr. Meekison spent 15 years in corporate finance with a focus on raising equity capital for North American technology companies, including nine years at Haywood Securities Inc. Bachelor of Arts from the University of British Columbia and is a Chartered Professional Accountant, Professional Logistician and Certified Investment Manager.

Elaine Goldwater

Director

Senior Director of Marketing, Endocrinology at Recordati Rare Diseases. 20 plus years of experience creating and launching complex global marketing strategies. Former Director of Global Marketing for Merck & Co., Inc. (across two product lines).

Richard Levychin

Director

Partner at Galleros Robinson in the Commercial Audit and Assurance practice. 25 years of experience working with both privately owned and public entities. Member of several organizations including the New York State Society of Certified Public Accountants, the National Association of Tax Professionals, and the American Institute of Certified Public Accountants (AICPA). Graduate of Baruch College, where he received a Bachelors in Business Administration Degree.

INVESTMENT HIG HLIGHTS

AgriFORCE

AgriFORCE's mission is to innovate and deliver sustainable technology solutions across a wide array of verticals to both serve our customers' needs and generate carbon and REC credits

Foundational Technology

- **RCS Hydroxyl Radicals Patent** pending system destroys airborne and surface-based mold, bacteria, virus, odorous and volatile organic compounds (VOCs) safely in real-time
- **IP portfolio** Proprietary automated growing systems, the next generation of controlled-environment agriculture (CEA)

Growth Strategy

- **M&A** Company plans to acquire self-sustaining carbon neutral technologies to create sustainable renewable energy
- **Climate Currency** Company plans to utilize market-based mechanisms, Carbon and REC credits, to incentivize carbon emissions reductions


AgriFORCE
SUSTAINABILITY + TECHNOLOGY
Jolie Kahn
Jkahn@agriforcegs.com
IR
investorrelations@agriforcegs.com